April 27, 2020           Exhibit 99.1
Park National Corporation reports financial results
for first quarter 2020

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the first quarter of 2020 (three months ended March 31, 2020). Park's board of directors declared a quarterly cash dividend of $1.02 per common share, payable on June 10, 2020 to common shareholders of record as of May 22, 2020.

Park’s net income for the first quarter of 2020 was $22.4 million, a 12.1 percent decrease from $25.5 million for the first quarter of 2019. First quarter 2020 net income per diluted common share was $1.36, compared to $1.62 in the first quarter of 2019.

Park's community-banking subsidiary, The Park National Bank, reported net income of $25.9 million for the first quarter of 2020, a 2.9 percent decrease compared to $26.7 million for the same period of 2019.

“In the face of unprecedented activity and uncertainty brought on by the COVID-19 situation, our bankers have responded with energy, enthusiasm and imagination. We are honored that people rely on us for a multitude of services throughout this crisis,” Park Chief Executive Officer David Trautman said. “We’ve found new ways to live out our motto, demonstrating daily that our customers and communities mean more to us than simple transactions or accounts.”

Headquartered in Newark, Ohio, Park National Corporation had $8.7 billion in total assets (as of March 31, 2020). Park's banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division, NewDominion Bank Division and Carolina Alliance Bank Division. Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this News Release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict - - on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including actions directed toward the containment of the COVID-19 pandemic and stimulus packages; Park's ability to execute our business plan successfully and within the expected timeframe as well as Park's ability to manage strategic initiatives; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing in addition to continuing residual effects of prior recessionary conditions, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans; higher default rates on loans made to our customers due to the COVID-19 pandemic and its impact on our customers' operations and financial condition; changes in interest rates and prices as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and reactions thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

(including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated; changes in unemployment may be different than anticipated in light of the impacts of the COVID-19 pandemic; changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated in light of the impacts of the COVID-19 pandemic; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational, asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; disruption in the liquidity and other functioning of U.S. financial markets; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), customer acquisition and retention, changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, including the extent to which the new current expected credit loss ("CECL") accounting standard issued by the FASB in June 2016 and in accordance with the CARES Act, the adoption of which can be deferred by Park (with retrospective application as of January 1, 2020) until the earlier of: (1) the interim reporting period during which the national emergency concerning the COVID-19 outbreak declared by the President on March 15, 2020 terminates; or (2) December 31, 2020, may adversely affect Park's reported financial condition or results of operations; Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, when adopted by Park, which may prove unreliable, inaccurate or not predictive of actual results; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty; the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners), monetary and other fiscal policies (including the impact of money supply and interest rate policies of the Federal Reserve Board) and other governmental policies of the U.S. federal government, including those implemented in response to the COVID-19 pandemic; unexpected changes in interest rates or disruptions in the financial markets related to COVID-19 or responses to the related health crisis; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations; the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results; risk and uncertainties associated with Park's entry into new geographic markets with its recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame; the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended March 31, 2020, December 31, 2019, and March 31, 2019

	2020	2019	2019	Percent change vs.
(in thousands, except share and per share data)	1st QTR	4th QTR	1st QTR	4Q '19	1Q '19
INCOME STATEMENT:
Net interest income	$76,283	$77,009	$67,776	(0.9)%	12.6%
Provision for (recovery of) loan losses	5,153	(213)	2,498	N.M.	106.3%
Other income	22,486	24,224	22,025	(7.2)%	2.1%
Other expense	66,276	71,231	56,827	(7.0)%	16.6%
Income before income taxes	$27,340	$30,215	$30,476	(9.5)%	(10.3)%
Income taxes	4,968	6,279	5,021	(20.9)%	(1.1)%
Net income	$22,372	$23,936	$25,455	(6.5)%	(12.1)%

MARKET DATA:
Earnings per common share - basic (b)	$1.37	$1.46	$1.63	(6.2)%	(16.0)%
Earnings per common share - diluted (b)	1.36	1.45	1.62	(6.2)%	(16.0)%
Cash dividends declared per common share	1.22	1.01	1.21	20.8%	0.8%
Book value per common share at period end	60.25	59.28	54.06	1.6%	11.5%
Market price per common share at period end	77.64	102.38	94.75	(24.2)%	(18.1)%
Market capitalization at period end	1,265,180	1,673,549	1,480,990	(24.4)%	(14.6)%

Weighted average common shares - basic (a)	16,303,602	16,342,485	15,651,541	(0.2)%	4.2%
Weighted average common shares - diluted (a)	16,425,881	16,454,553	15,744,777	(0.2)%	4.3%
Common shares outstanding at period end	16,295,461	16,346,442	15,630,499	(0.3)%	4.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.04%	1.09%	1.32%	(4.6)%	(21.2)%
Return on average shareholders' equity (a)(b)	9.16%	9.83%	12.31%	(6.8)%	(25.6)%
Yield on loans	5.02%	5.11%	5.14%	(1.8)%	(2.3)%
Yield on investment securities	2.72%	2.72%	2.82%	—%	(3.5)%
Yield on money market instruments	1.12%	1.86%	2.76%	(39.8)%	(59.4)%
Yield on interest earning assets	4.57%	4.64%	4.66%	(1.5)%	(1.9)%
Cost of interest bearing deposits	0.81%	0.95%	0.97%	(14.7)%	(16.5)%
Cost of borrowings	2.08%	2.18%	2.01%	(4.6)%	3.5%
Cost of paying interest bearing liabilities	0.90%	1.04%	1.10%	(13.5)%	(18.2)%
Net interest margin (g)	3.93%	3.90%	3.86%	0.8%	1.8%
Efficiency ratio (g)	66.61%	69.86%	62.77%	(4.7)%	6.1%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$49.79	$48.81	$46.42	2.0%	7.3%

Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended March 31, 2020, December 31, 2019, and March 31, 2019

				Percent change vs.
(in thousands, except ratios)	March 31, 2020	December 31, 2019	March 31, 2019	4Q '19	1Q '19
BALANCE SHEET:
Investment securities	$1,253,087	$1,279,507	$1,382,301	(2.1)%	(9.3)%
Loans	6,522,519	6,501,404	5,740,760	0.3%	13.6%
Allowance for loan losses	61,503	56,679	53,368	8.5%	15.2%
Goodwill and other intangible assets	170,512	171,118	119,421	(0.4)%	42.8%
Other real estate owned (OREO)	3,600	4,029	4,629	(10.6)%	(22.2)%
Total assets	8,719,291	8,558,377	7,852,246	1.9%	11.0%
Total deposits	7,290,133	7,052,612	6,325,212	3.4%	15.3%
Borrowings	348,373	438,157	602,569	(20.5)%	(42.2)%
Total shareholders' equity	981,877	969,014	845,044	1.3%	16.2%
Tangible equity (d)	811,365	797,896	725,623	1.7%	11.8%
Total nonperforming loans	119,311	113,953	86,471	4.7%	38.0%
Total nonperforming assets	126,510	121,581	94,596	4.1%	33.7%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	74.81%	75.97%	73.11%	(1.5)%	2.3%
Total nonperforming loans as a % of period end loans	1.83%	1.75%	1.51%	4.6%	21.2%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.94%	1.87%	1.65%	3.7%	17.6%
Allowance for loan losses as a % of period end loans	0.94%	0.87%	0.93%	8.0%	1.1%
Net loan charge-offs (recoveries)	$329	$(1,039)	$642	N.M.	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	0.02%	(0.06)%	0.05%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.26%	11.32%	10.76%	(0.5)%	4.6%
Tangible equity (d) / Tangible assets (f)	9.49%	9.51%	9.38%	(0.2)%	1.2%
Average shareholders' equity / Average assets (a)	11.31%	11.12%	10.71%	1.7%	5.6%
Average shareholders' equity / Average loans (a)	15.15%	15.03%	14.74%	0.8%	2.8%
Average loans / Average deposits (a)	89.90%	89.36%	90.78%	0.6%	(1.0)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share and per share data)	2020	2019

Interest income:
Interest and fees on loans	$80,687	$72,003
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	5,531	6,995
Obligations of states and political subdivisions - tax-exempt	2,200	2,217
Other interest income	491	641
Total interest income	88,909	81,856

Interest expense:
Interest on deposits:
Demand and savings deposits	6,342	7,093
Time deposits	4,285	3,777
Interest on borrowings	1,999	3,210
Total interest expense	12,626	14,080

Net interest income	76,283	67,776

Provision for loan losses	5,153	2,498

Net interest income after provision for loan losses	71,130	65,278

Other income	22,486	22,025

Other expense	66,276	56,827

Income before income taxes	27,340	30,476

Income taxes	4,968	5,021

Net income	$22,372	$25,455

Per common share:
Net income - basic	$1.37	$1.63
Net income - diluted	$1.36	$1.62

Weighted average shares - basic	16,303,602	15,651,541
Weighted average shares - diluted	16,425,881	15,744,777

Cash dividends declared	$1.22	$1.21

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	March 31, 2020	December 31, 2019

Assets

Cash and due from banks	$145,062	$135,567
Money market instruments	175,858	24,389
Investment securities	1,253,087	1,279,507
Loans	6,522,519	6,501,404
Allowance for loan losses	(61,503)	(56,679)
Loans, net	6,461,016	6,444,725
Bank premises and equipment, net	77,330	73,322
Goodwill and other intangible assets	170,512	171,118
Other real estate owned	3,600	4,029
Other assets	432,826	425,720
Total assets	$8,719,291	$8,558,377

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,976,565	$1,959,935
Interest bearing	5,313,568	5,092,677
Total deposits	7,290,133	7,052,612
Borrowings	348,373	438,157
Other liabilities	98,908	98,594
Total liabilities	$7,737,414	$7,589,363

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at March 31, 2020 and December 31, 2019)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,190 shares issued at March 31, 2020 and 17,623,199 shares issued at December 31, 2019)	456,777	459,389
Accumulated other comprehensive gain (loss), net of taxes	8,104	(9,589)
Retained earnings	649,636	646,847
Treasury shares (1,327,729 shares at March 31, 2020 and 1,276,757 shares at December 31, 2019)	(132,640)	(127,633)
Total shareholders' equity	$981,877	$969,014
Total liabilities and shareholders' equity	$8,719,291	$8,558,377

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2020	2019

Assets

Cash and due from banks	$132,029	$117,803
Money market instruments	176,805	94,262
Investment securities	1,264,452	1,389,842
Loans	6,482,137	5,689,173
Allowance for loan losses	(57,615)	(52,390)
Loans, net	6,424,522	5,636,783
Bank premises and equipment, net	74,922	60,847
Goodwill and other intangible assets	170,909	119,611
Other real estate owned	3,800	4,373
Other assets	432,350	408,876
Total assets	$8,679,789	$7,832,397

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,949,991	$1,730,224
Interest bearing	5,260,385	4,536,501
Total deposits	7,210,376	6,266,725
Borrowings	386,511	647,658
Other liabilities	100,926	79,291
Total liabilities	$7,697,813	$6,993,674

Shareholders' Equity:
Preferred shares	$—	$—
Common shares	459,462	358,633
Accumulated other comprehensive loss, net of taxes	(94)	(46,539)
Retained earnings	654,465	621,568
Treasury shares	(131,857)	(94,939)
Total shareholders' equity	$981,976	$838,723
Total liabilities and shareholders' equity	$8,679,789	$7,832,397

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2020	2019	2019	2019	2019
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Interest income:
Interest and fees on loans	$80,687	$82,698	$84,213	$82,471	$72,003
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	5,531	5,973	6,326	6,919	6,995
Obligations of states and political subdivisions - tax-exempt	2,200	2,205	2,225	2,308	2,217
Other interest income	491	953	1,825	528	641
Total interest income	88,909	91,829	94,589	92,226	81,856

Interest expense:
Interest on deposits:
Demand and savings deposits	6,342	7,795	9,649	8,811	7,093
Time deposits	4,285	4,666	4,694	4,357	3,777
Interest on borrowings	1,999	2,359	3,145	3,207	3,210
Total interest expense	12,626	14,820	17,488	16,375	14,080

Net interest income	76,283	77,009	77,101	75,851	67,776

Provision for (recovery of) loan losses	5,153	(213)	1,967	1,919	2,498

Net interest income after provision for (recovery of) loan losses	71,130	77,222	75,134	73,932	65,278

Other income	22,486	24,224	28,136	22,808	22,025

Other expense	66,276	71,231	65,738	70,192	56,827

Income before income taxes	27,340	30,215	37,532	26,548	30,476

Income taxes	4,968	6,279	6,386	4,385	5,021

Net income	$22,372	$23,936	$31,146	$22,163	$25,455

Per common share:
Net income - basic	$1.37	$1.46	$1.90	$1.34	$1.63
Net income - diluted	$1.36	$1.45	$1.89	$1.33	$1.62

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2020	2019	2019	2019	2019
(in thousands)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR

Other income:
Income from fiduciary activities	$7,113	$7,268	$6,842	$6,935	$6,723
Service charges on deposit accounts	2,528	2,757	2,864	2,655	2,559
Other service income	3,766	4,382	4,260	4,040	2,818
Debit card fee income	4,960	5,341	5,313	5,227	4,369
Bank owned life insurance income	1,248	1,158	1,107	1,286	1,006
ATM fees	412	446	482	460	440
(Loss) gain on the sale of OREO, net	(196)	2	(53)	(159)	(12)
Net gain (loss) on the sale of investment securities	—	—	186	(607)	—
(Loss) gain on equity securities, net	(973)	(191)	3,335	232	1,742
Other components of net periodic benefit income	1,988	1,183	1,183	1,183	1,183
Miscellaneous	1,640	1,878	2,617	1,556	1,197
Total other income	$22,486	$24,224	$28,136	$22,808	$22,025

Other expense:
Salaries	$28,429	$30,903	$30,713	$32,093	$25,805
Employee benefits	10,043	8,973	10,389	9,014	8,430
Occupancy expense	3,480	3,355	3,226	3,223	3,011
Furniture and equipment expense	4,319	4,319	4,177	4,386	4,150
Data processing fees	2,492	2,777	2,935	2,905	2,133
Professional fees and services	7,066	10,503	6,702	10,106	6,006
Marketing	1,486	1,468	1,604	1,455	1,226
Insurance	1,550	317	276	1,381	1,156
Communication	1,155	1,256	1,387	1,375	1,333
State tax expense	1,145	1,024	746	1,054	1,005
Amortization of intangible assets	606	623	741	702	289
Miscellaneous	4,505	5,713	2,842	2,498	2,283
Total other expense	$66,276	$71,231	$65,738	$70,192	$56,827

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

		Year ended December 31,
(in thousands, except ratios)	March 31, 2020	2019	2018	2017	2016

Allowance for loan losses:
Allowance for loan losses, beginning of period	$56,679	$51,512	$49,988	$50,624	$56,494
Charge-offs	2,685	11,177	13,552	19,403	20,799
Recoveries	2,356	10,173	7,131	10,210	20,030
Net charge-offs	329	1,004	6,421	9,193	769
Provision for (recovery of) loan losses	5,153	6,171	7,945	8,557	(5,101)
Allowance for loan losses, end of period	$61,503	$56,679	$51,512	$49,988	$50,624

General reserve trends:
Allowance for loan losses, end of period	$61,503	$56,679	$51,512	$49,988	$50,624
Specific reserves	5,531	5,230	2,273	684	548
General reserves	$55,972	$51,449	$49,239	$49,304	$50,076

Total loans	$6,522,519	$6,501,404	$5,692,132	$5,372,483	$5,271,857
Impaired commercial loans	85,646	77,459	48,135	56,545	70,415
Total loans less impaired commercial loans	$6,436,873	$6,423,945	$5,643,997	$5,315,938	$5,201,442

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized)	0.02%	0.02%	0.12%	0.17%	0.02%
Allowance for loan losses as a % of period end loans	0.94%	0.87%	0.90%	0.93%	0.96%
General reserves as a % of total loans less impaired commercial loans	0.87%	0.80%	0.87%	0.93%	0.96%
General reserves as a % of total loans less impaired commercial loans (excluding performing acquired loans)	0.94%	0.88%	0.91%	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$90,354	$90,080	$67,954	$72,056	$87,822
Accruing troubled debt restructurings	27,168	21,215	15,173	20,111	18,175
Loans past due 90 days or more	1,789	2,658	2,243	1,792	2,086
Total nonperforming loans	$119,311	$113,953	$85,370	$93,959	$108,083
Other real estate owned - Park National Bank	2,671	3,100	2,788	6,524	6,025
Other real estate owned - SEPH	929	929	1,515	7,666	7,901
Other nonperforming assets - Park National Bank	3,599	3,599	3,464	4,849	—
Total nonperforming assets	$126,510	$121,581	$93,137	$112,998	$122,009
Percentage of nonaccrual loans to period end loans	1.39%	1.39%	1.19%	1.34%	1.67%
Percentage of nonperforming loans to period end loans	1.83%	1.75%	1.50%	1.75%	2.05%
Percentage of nonperforming assets to period end loans	1.94%	1.87%	1.64%	2.10%	2.31%
Percentage of nonperforming assets to period end total assets	1.45%	1.42%	1.19%	1.50%	1.63%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

		Year ended December 31,
(in thousands, except ratios)	March 31, 2020	2019	2018	2017	2016

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$90,080	$67,954	$72,056	$87,822	$95,887
New nonaccrual loans	21,651	81,009	76,611	58,753	74,786
Resolved nonaccrual loans	21,377	58,883	80,713	74,519	82,851
Nonaccrual loans, end of period	$90,354	$90,080	$67,954	$72,056	$87,822

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$86,379	$78,178	$59,381	$66,585	$95,358
Prior charge-offs	733	719	11,246	10,040	24,943
Remaining principal balance	85,646	77,459	48,135	56,545	70,415
Specific reserves	5,531	5,230	2,273	684	548
Book value, after specific reserves	$80,115	$72,229	$45,862	$55,861	$69,867

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED
(in thousands, except share and per share data)	March 31, 2020	December 31, 2019	March 31, 2019
Net interest income	$76,283	$77,009	$67,776
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	1,378	1,947	266
less interest income on former Vision Bank relationships	77	249	7
Net interest income - adjusted	$74,828	$74,813	$67,503

Provision for (recovery of) loan losses	$5,153	$(213)	$2,498
less recoveries on former Vision Bank relationships	(764)	(2,302)	(100)
Provision for (recovery of) loan losses - adjusted	$5,917	$2,089	$2,598

Other income	$22,486	$24,224	$22,025
less net gain (loss) on sale of former Vision Bank OREO properties	—	28	—
Other income - adjusted	$22,486	$24,196	$22,025

Other expense	$66,276	$71,231	$56,827
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	243	1,885	276
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	606	623	289
less FDIC assessment credit	—	(1,136)	—
less FHLB prepayment penalty	1,793	492	—
less rebranding initiative related expenses (including trade name intangible expense)	270	2,134	—
less management and consulting expenses related to collection of payments on former Vision Bank loan relationships	—	622	—
Other expense - adjusted	$63,364	$66,611	$56,262

Tax effect of adjustments to net income identified above (i)	$146	$20	$40

Net income - reported	$22,372	$23,936	$25,455
Net income - adjusted	$22,919	$24,010	$25,607

Diluted EPS	$1.36	$1.45	$1.62
Diluted EPS, adjusted (h)	$1.40	$1.46	$1.63

Annualized return on average assets (a)(b)	1.04%	1.09%	1.32%
Annualized return on average assets, adjusted (a)(b)(h)	1.06%	1.10%	1.33%

Annualized return on average tangible assets (a)(b)(e)	1.06%	1.12%	1.34%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.08%	1.12%	1.35%

Annualized return on average equity (a)(b)	9.16%	9.83%	12.31%
Annualized return on average equity, adjusted (a)(b)(h)	9.39%	9.86%	12.38%

Annualized return on average tangible equity (a)(b)(c)	11.09%	11.97%	14.36%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	11.37%	12.00%	14.44%

Efficiency ratio (g)	66.61%	69.86%	62.77%
Efficiency ratio, adjusted (g)(h)	64.63%	66.79%	62.33%

Annualized net interest margin (g)	3.93%	3.90%	3.86%
Annualized net interest margin, adjusted (g)(h)	3.85%	3.79%	3.85%

Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables in this "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Averages are for the three months ended March 31, 2020, December 31, 2019 and March 31, 2019.
(b) Reported measure uses net income.
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED
	March 31, 2020	December 31, 2019	March 31, 2019
AVERAGE SHAREHOLDERS' EQUITY	$981,976	$966,548	$838,723
Less: Average goodwill and other intangible assets	170,909	173,065	119,611
AVERAGE TANGIBLE EQUITY	$811,067	$793,483	$719,112

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	March 31, 2020	December 31, 2019	March 31, 2019
TOTAL SHAREHOLDERS' EQUITY	$981,877	$969,014	$845,044
Less: Goodwill and other intangible assets	170,512	171,118	119,421
TANGIBLE EQUITY	$811,365	$797,896	$725,623

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED
	March 31, 2020	December 31, 2019	March 31, 2019
AVERAGE ASSETS	$8,679,789	$8,688,697	$7,832,397
Less: Average goodwill and other intangible assets	170,909	173,065	119,611
AVERAGE TANGIBLE ASSETS	$8,508,880	$8,515,632	$7,712,786

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	March 31, 2020	December 31, 2019	March 31, 2019
TOTAL ASSETS	$8,719,291	$8,558,377	$7,852,246
Less: Goodwill and other intangible assets	170,512	171,118	119,421
TANGIBLE ASSETS	$8,548,779	$8,387,259	$7,732,825

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED
	March 31, 2020	December 31, 2019	March 31, 2019
Interest income	$88,909	$91,829	$81,856
Fully taxable equivalent adjustment	725	726	734
Fully taxable equivalent interest income	$89,634	$92,555	$82,590
Interest expense	12,626	14,820	14,080
Fully taxable equivalent net interest income	$77,008	$77,735	$68,510

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for (recovery of) loan losses, other income and other expense above.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com